SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                          Date of Report March 14, 2001

                  Integrated Spatial Information Systems, Inc.
             (Exact name of registrant as specified in its charter)



Colorado                          0-14273                            84-0868815
(State of                       (Commission                        (IRS Employer
incorporation)                  File Number)                 Identification No.)

19030 East Plaza Drive, Suite 245, Parker, CO                             80134
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (720) 851-0716




             (Former Name and address, if changed since last report)
                1597 Cole Boulevard, Suite 300B, Golden, CO 80401

Item 5, Other Events.

The Company reports that it has revised the previously reported record date of its forthcoming shareholder rights offering from March 16, 2001 to April 30, 2001 to more closely align the record date with the anticipated mailing date of the prospectus material.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Integrated Spatial Information Solutions, Inc.
                                                 (Registrant)



March 14, 2001                    /S/ Fred Beisser
--------------                    ----------------
                                  (Signature)
                                  Frederick G. Beisser
                                  Vice President - Finance & Administration,
                                  Secretary, Treasurer and Principal Accounting
                                  Officer